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                                                                      Exhibit 24



                               POWER OF ATTORNEY

                                  UNOVA, INC.
                        FORM S-3 REGISTRATION STATEMENT
                              COVERING SECURITIES

     Each of the undersigned Directors and/or Officers of UNOVA, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Alton J. Brann, Norman L. Roberts, and Virginia S. Young, or any one of them, the true and lawful attorneys-in-fact of such Director and/or Officer, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of Securities of the Company comprising one or more of the following: Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Subordinated Debt Securities, and Warrants, from the sale of which the Company may receive proceeds in an aggregate amount of up to $600,000,000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of the Company to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Securities Act, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 18th day of December, 1997.

/s/ Alton J. Brann                       /s/ William D. Walsh
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Alton J. Brann                            William D. Walsh


/s/ Stephen E. Frank                     /s/ Michael E. Keane
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Stephen E. Frank                          Michael E. Keane
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/s/ Orion L. Hoch                        /s/ Charles A. Cusumano
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Orion L. Hoch                            Charles A. Cusumano


/s/ Steven B. Sample
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Steven B. Sample